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THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER
THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR IN ANY OTHER JURISDICTION. THE SECURITIES REPRESENTED HEREBY MAY NOT BE OFFERED, SOLD OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER APPLICABLE SECURITIES LAWS UNLESS OFFERED, SOLD OR TRANSFERRED PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THOSE LAWS.

                        PACIFICHEALTH LABORATORIES, INC.

                       SECURED CONVERTIBLE PROMISSORY NOTE


Note No. ___                                               _______________, 2005

         PacificHealth Laboratories, Inc., a Delaware corporation (the "COMPANY"), for value received hereby promises to pay to Hormel Health Labs, LLC, or its registered assigns (collectively, the "HOLDER"), the sum of FIVE HUNDRED THOUSAND DOLLARS ($500,000) plus unpaid accrued interest hereon, as set forth below on __________, 2007 ("MATURITY DATE"). Payment for all amounts due hereunder shall be made by mail to the registered address of the Holder, or, if requested in writing by the Holder, by wire transfer in accordance with the Holder's instructions.

         The following is a statement of the rights of the Holder and the conditions to which this Note is subject, and to which the Holder, by the acceptance of this Note, agrees:

         1.       PRINCIPAL AND INTEREST; SECURITY.

                  (a) Unless this Note is sooner prepaid or converted pursuant to Section 3 hereof, the principal of and any accrued and unpaid interest on this Note shall be paid in full on the Maturity Date. Commencing on the original issue date of this Note (the "ORIGINAL ISSUE DATE"), until the earlier of (a) the payment in full of all outstanding principal of and interest on this Note, or (b) the conversion of this Note pursuant to Section 3 hereof, the Company shall accrue interest on this Note, computed on the basis of a 365-day year, from the date of this Note, on the unpaid balance of the outstanding principal amount of this Note, at eight percent (8%) non-compounded per annum (the "COUPON RATE"), and such interest shall be payable on each anniversary of the date of this note at the election of the Holder in (a) cash or (b) in Common Stock of the Company at a price per share equal to the Original Purchase Price Per Share set forth in Section 3.

                  (b) This Note is secured by a security interest in the assets of the Company as set forth in the Security Agreement of even date herewith subordinate only to the to the obligations of the Company to Fidelity Funding Business Credit, Ltd., dba USA Funding, Ltd. pursuant to the Purchase & Sale Agreement dated May 28, 2003 between the Company and Fidelity Funding Business Credit, Ltd., dba USA Funding, Ltd. as amended by the First Amendment to the Purchase & Sale Agreement dated June 1, 2004 (the "USA Obligations").





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         2.       EVENTS OF DEFAULT.

                  (A) DEFINITION. An "Event of Default" with respect to this Note shall mean any of the following:

                      (i) Default for five (5) business days in payment of principal or premium, if any, and interest when due;

                      (ii) Default in the performance or breach of any covenant, representation or warranty of the Company in respect to this Note or the Securities Purchase Agreement of even date herewith between the Company and the Holder that is not remedied, waived or cured for a period of ten (10) days following knowledge by the Company of such default;

                      (iii) The institution by the Company of proceedings to be adjudicated as bankrupt or insolvent, or the consent by it to institution of bankruptcy or insolvency proceedings against it or the filing by it of a petition or answer or consent seeking reorganization or release under the federal Bankruptcy Act, or any other applicable federal or state law, or the consent by it to the filing of any such petition or the appointment of a receiver, liquidator, assignee, trustee or other similar official of the Company, or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the taking of corporate action by the Company in furtherance of any such action; or

                      (iv) If, within sixty (60) days after the commencement of an action against the Company (and service of process in connection therewith on the Company) seeking any bankruptcy, insolvency, reorganization, liquidation, dissolution, or similar relief under any present or future statute, law or regulation, such action shall not have been resolved in favor of the Company or all orders or proceedings thereunder affecting the operations or the business of the Company stayed, or if the stay of any such order or proceeding shall thereafter be set aside, or if, within sixty (60) days after the appointment without the consent or acquiescence of the Company of any trustee, receiver or liquidator of the Company, such appointment shall not have been vacated.

                  (B) NOTICE OF EVENTS OF DEFAULT. The Company covenants that it will give notice to the Holder of the occurrence of any Event of Default within five (5) business days after the discovery of such an event by an officer of the Company, specifying the nature thereof, the period of existence thereof and what action it proposes to take with respect thereto.

                  (C) RIGHT OF ACCELERATION. If an Event of Default shall occur and be continuing, then the Holder may elect to accelerate payment of the Note. If any payment due hereunder, including those due upon acceleration, is not paid within ten (10) days after its due date, the entire balance of this Note shall bear interest from the date of default until such payment (including all accrued interest through the date of payment) is paid, at the per annum rate of interest equal to ten percent (10%); provided, however, that in no event shall such interest rate exceed the maximum rate permitted by law.




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         3. CONVERSION. The outstanding principal amount of, and any accrued but unpaid interest under, this Note shall be convertible into capital stock of the Company (the "CONVERSION SHARES"), as follows:

            (A) OPTIONAL CONVERSION INTO EQUITY. The Holder shall have the right at the Holder's option to convert the outstanding principal amount and accrued and unpaid interest of this Note into fully paid, nonassessable shares of the common stock of the Company, at a price per share equal to the Original Purchase Price Per Share. The Original Purchase Price Per Share shall equal the product of (x) the weighted average closing price of the Company's common stock for the five (5) trading days preceding the notice of conversion of the Note and (y) 0.85.

            (B) MECHANICS OF CONVERSION. The Holder may exercise the optional conversion rights specified in Section 3(a) as to any part of this Note by surrendering this Note to the Company, accompanied by written notice stating that the Holder elects to convert all or a specified portion of this Note into common stock in accordance with Section 3(a). Conversion of this Note shall be deemed to have been effected (the "CONVERSION DATE") on the date when delivery of notice of an election to convert pursuant to Section 3(a) is made. As promptly as practicable thereafter (and after surrender of this Note to the Company), the Company shall issue and deliver to the Holder a certificate for the number of full Conversion Shares to which the Holder is entitled and a check or cash with respect to any fractional interest in a Conversion Share as provided in Section 3(c). The entity in whose name the certificate for Conversion Shares is to be issued shall be deemed to have become a holder of record of such shares on the Conversion Date. Upon conversion of only a portion of the principal amount of this Note, the Company shall issue and deliver to the Holder, at the expense of the Company, a new Note covering the principal amount of the unconverted portion of this Note.

            (C) FRACTIONAL SHARES. No fractional Conversion Shares or scrip shall be issued upon conversion of this Note. Instead of any fractional Conversion Shares that would otherwise be issuable upon conversion of this Note, the Company shall pay a cash adjustment in respect of such fractional interest in an amount equal to that fractional interest of the Original Purchase Price Per Share.

            (D) ADJUSTMENT FOR CAPITAL REORGANIZATION OR RECLASSIFICATION. If, at any time after the Issue Date, the Conversion Shares shall be changed into the same or different number of shares of any class or classes of stock, whether by capital reorganization, reclassification or otherwise, then in each such event the Holder shall have the right thereafter to convert this Note into the kind and amount of shares of stock and other securities and property receivable upon such reorganization, reclassification or other change by the Holder of the number of Conversion Shares into which this Note might have been converted immediately prior to such reorganization, reclassification or change, all subject to further adjustment as provided herein.

            (E) ADJUSTMENT FOR MERGER OR CONSOLIDATION. If at any time or from time to time after the Issue Date there shall be an acquisition of the Company by another entity by means of merger, consolidation or otherwise, resulting in the exchange of the outstanding Conversion Shares for securities or consideration issued or caused to be issued by the acquiring entity or any of its affiliates then, as a part of such acquisition, provision shall be made so that the Holder shall thereafter be entitled to receive, upon conversion of this Note, the number of shares of stock or other securities or property of the acquiring corporation resulting from such acquisition to which the Holder would have been entitled if the Holder had converted this Note pursuant to Section 3(a) immediately prior to such acquisition. In any such case, appropriate adjustments shall be made in the application of the provisions of this Section 3(e) with respect to the rights of the Holder after such acquisition to the end that the provisions of this Section 3(e) shall be applicable after that event in as nearly equivalent a manner as may be practicable.





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            (F) NOTICE TO HOLDERS. In the event the Company shall propose to take any action of the type described in Sections 3(d) or (e), the Company shall give notice to the Holder, which notice shall specify the record date, if any, with respect to any such action and the approximate date on which such action is to take place. In the case of any action which would require the fixing of a record date, such notice shall be given at least ten (10) days prior to the date so fixed, and in case of all other action, such notice shall be given at least fifteen (15) days prior to the taking of such proposed action. Failure to give such notice, or any defect therein, shall not affect the legality or validity of any such action.

            (G) COSTS. The Company shall pay all documentary, stamp, transfer or other transactional taxes attributable to the issuance or delivery of Conversion Shares upon conversion of this Note; provided, however, that the Company shall not be required to pay any taxes which may be payable in respect of any transfer involved in the issuance or delivery of any certificate for such shares in a name other than that of the Holder.

            (H) TEN PERCENT LIMITATION. The Holder may not convert this Note such that the number of Conversion Shares to be received pursuant to such conversion aggregated with all other shares of common stock then owned by the Holder beneficially or deemed beneficially owned by the Holder would result in the Holder owning more than 9.9% of all of such shares of the Company's common stock as would be outstanding on such Conversion Date, as determined in accordance with Section 13(d) of the Exchange Act of 1934 and the rules and regulations promulgated thereunder. Notwithstanding the foregoing, the Holder may waive application of this Section 3(h) by providing the Company written notice of such waiver which shall become effective seventy-five (75) days after receipt of the waiver notice in accordance with Section 8 hereunder.

         4. COVENANTS. So long as any principal or interest remains outstanding under this Note, the Company shall not, without the prior written consent of the Holder, either directly or by amendment, merger, consolidation or otherwise:

            (a) liquidate, dissolve or wind-up the affairs of the Company;

            (b) create or authorize the creation of any debt security if the Company's aggregate indebtedness would exceed $750,000 (exclusive of any amounts then owing under this Note or the USA Obligations) other than equipment leases or bank lines of credit entered into in the ordinary course of business; or

            (c) effect a merger or consolidation (other than one in which stockholders of the Company own a majority by voting power of the outstanding shares of the surviving or acquiring corporation) or a sale, lease, transfer or other disposition of all or substantially all of the assets of the Company.






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         5. ASSIGNMENT. Subject to the restrictions on transfer described in
Section 7 below, the rights and obligations of the Company and the Holder shall be binding upon and benefit the successors, assigns, heirs, administrators and transferees of the parties.

         6. WAIVER AND AMENDMENT. Any provision of this Note may be amended, waived or modified upon the written consent of the Company and the Holder.

         7. TRANSFER OF THIS NOTE. The Holder understands that the Company will instruct any transfer agent not to register the transfer of this Note (or the Conversion Shares issued upon conversion of this Note) unless the conditions specified in the legend above are satisfied.

         8. NOTICES. All notices and other communications required or permitted hereunder shall be in writing and shall be deemed effectively given upon personal delivery; upon confirmed transmission by telecopy or telex; or upon deposit with the United States Post Office, by first-class mail, postage prepaid, or otherwise delivered by hand or by messenger, addressed (i) if to the Holder, at the Holder's address as set forth on the signature page hereto or at such other address as the Holder shall have furnished to the Company in writing, or (ii) if to the Company, one copy shall be sent to 100 Matawan Road, Suite 420, Matawan, NJ 07747, or at such other address as the Company shall have furnished to the Holder.

         9. NO RIGHTS OF A SHAREHOLDER. Nothing contained in this Note shall be construed as conferring upon the Holder or any other person the right to vote or consent or to receive notice as a shareholder in respect of meetings of shareholders for the election of directors of the Company or any other matters or any rights whatsoever as a shareholder of the Company prior to the time that this Note is converted into Conversion Shares pursuant to Section 3.

         10. PREPAYMENT. Upon ten (10) business days prior written notice to the Holder, the Company may prepay the unpaid principal and interest due on this Note prior to the Maturity Date without penalty. Notwithstanding any notice of prepayment, the Holder may convert this Note pursuant to its terms at any point prior to ten (10) business days of such written notice of prepayment. Any partial prepayment under this section shall be applied first, to the payment of interest calculated to the date of such prepayment and second, to the payment of the then outstanding unpaid balance of principal hereunder.

         11. GOVERNING LAW; VENUE. This Note shall be governed by and construed in accordance with the General Corporation Law of the state of Delaware as to matters within the scope thereof, and as to all other matters shall be governed by and construed in accordance with the internal laws of the New Jersey, without regard to its principles of conflicts of laws. Any disputes arising hereunder shall be resolved in accordance with Section 7.13 of the Securities Purchase Agreement between the Company and the Holder of even date herewith.

              (the remainder of this page left intentionally blank)








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         This Note has been executed and delivered as of the date first above written.

                                          PacificHealth Laboratories, Inc.

                                          By ___________________________________
                                             Name:______________________________
                                             Title:_____________________________

Accepted and agreed by Holder:

Hormel Health Labs, LLC

By ____________________________________
   Name:_______________________________
   Title:______________________________

_________________________
_________________________

Telephone: _______________
Telefax:  _______________






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